UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2026

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Australian Surety Bond Facilities

On June 12, 2026, Peabody Australia Holdco Pty Ltd, Wilpinjong Coal Pty Ltd and certain of their respective Australian subsidiaries (collectively, the “Australian Surety Bond Facility Obligors”), each a subsidiary of Peabody Energy Corporation (the “Company” or “Peabody”), established new Australian Dollar-denominated surety bond facilities with an aggregate combined principal amount of A$700,000,000 in commitments by entering into (i) that certain Surety Bond Facility Agreement, dated as of June 12, 2026 (the “Liberty Surety Bond Facility”), by and among the Australian Surety Bond Facility Obligors and Liberty Mutual Insurance Company, Australia Branch, incorporated in Massachusetts, USA (the liability of the members is limited), trading as Liberty, and (ii) that certain Surety Bond Facility Agreement, dated as of June 12, 2026 (the “Credeq Surety Bond Facility” and, together with the Liberty Surety Bond Facility, the “Australian Surety Bond Facilities”), by and among the Australian Surety Bond Facility Obligors and Swiss Re International SE. The Australian Surety Bond Facilities have been established to, among other things, establish a reclamation bonding facility to replace the Australian Surety Bond Facility Obligors’ existing 100% cash collateralized programs.

The surety bond commitments established under the Australian Surety Bond Facilities terminate on June 12, 2031 (the “Maturity Date”). Surety bonds issued under the Australian Surety Bond Facilities (“Surety Bonds”) may be issued with or without an expiration date, but any Surety Bond that does not have an expiration date or that has an expiration date occurring after the Maturity Date, must be repaid, prepaid in full or otherwise satisfied on or prior to the Maturity Date.

The Australian Surety Bond Facilities contain customary covenants that, among other things and subject to certain exceptions (including compliance with financial ratios), may limit the Australian Surety Bond Facility Obligors and their respective subsidiaries’ ability to incur additional financial indebtedness, make certain distributions or loans, sell or otherwise dispose of assets, enter into certain affiliate transactions, create or incur liens, and enter into mergers or other significant corporate transactions. The Australian Surety Bond Facilities are secured by substantially all of the assets of the Australian Surety Bond Facility Obligors.

The description of the Australian Surety Bond Facilities contained herein is qualified in its entirety by reference to the text of the Liberty Surety Bond Facility and the Credeq Surety Bond Facility, as applicable, filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Revolving Credit Facility Amendment

On June 9, 2026, the Company entered into that certain Amendment No. 2, dated as of June 9, 2026 (the “Revolving Credit Facility Amendment”), with PNC Bank, National Association, as administrative agent (the “Agent”), and the lenders party thereto (such lenders, the “Consenting Lenders”), which amends that certain Credit Agreement by and among the Company, as borrower, certain subsidiaries of the Company party thereto, the Agent and the lenders party thereto.

Pursuant to the Revolving Credit Facility Amendment, the Company, the Agent and the Consenting Lenders, among other things, made certain changes to permit the Australian Surety Bond Facilities, including the incurrence of indebtedness and liens by the Australian Surety Bond Facility Obligors thereunder.

The description of the Revolving Credit Facility Amendment contained herein is qualified in its entirety by reference to the text of the Revolving Credit Facility Amendment filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On June 12, 2026, the Company terminated that certain Transaction Support Agreement and Surety Resolution Term Sheet, each dated as of November 6, 2020 (as amended, supplemented or otherwise modified to the date hereof, the “TSA”), by and among the Company, certain subsidiaries of the Company party thereto and certain providers of its surety program (collectively, the “Sureties”). In connection with the termination of the TSA, on June 12, 2026, the Company terminated that certain Collateral Agency and Security Agreement, dated as of May 3, 2022 (as amended, supplemented or otherwise modified to the date hereof, the “TSA Security Agreement”), by and among the Company, certain subsidiaries of the Company party thereto, the Sureties party thereto and Bank of New York Mellon Trust Company, N.A., as collateral agent (the “TSA Collateral Agent”). All obligations of the Company to the Sureties and the TSA Collateral Agent, as applicable, under the TSA and the TSA Security Agreement have been satisfied. The termination of the TSA allows for the overall reduction of collateral pledged to the Sureties.

Item 7.01.	Regulation FD Disclosure.

On June 15, 2026, the Company issued a press release announcing the Australian Surety Bond Facilities and the termination of the TSA. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained herein, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this information will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1*†	Surety Bond Facility Agreement, dated as of June 12, 2026, by and among Peabody Australia Holdco Pty Ltd, Wilpinjong Coal Pty Ltd, certain of their respective Australian subsidiaries and Liberty Mutual Insurance Company, Australia Branch, trading as Liberty Specialty Markets, as the surety.

10.2*†	Surety Bond Facility Agreement, dated as of June 12, 2026, among Peabody Australia Holdco Pty Ltd, Wilpinjong Coal Pty Ltd, certain of their respective Australian subsidiaries and Swiss Re International SE, as the surety.

10.3	Amendment No. 2, dated as of June 9, 2026, by and among Peabody Energy Corporation, PNC Bank, National Association, as administrative agent, and the lenders party thereto.

99.1	Press Release of Peabody Energy Corporation dated June 15, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Regulation S-K, Item 601(a)(5). The Company will furnish a copy of any omitted schedules or exhibits to the Securities and Exchange Commission upon request.

†

Certain portions of this exhibit have been redacted pursuant to Regulation S-K, Item 601(a)(6) and Item 601(b)(10)(iv). The Company will furnish a copy of the omitted information to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

June 15, 2026	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Administrative Officer and Corporate Secretary